UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2006

Century Aluminum Company
(Exact name of registrant as specified in its charter)

Delaware	0-27918	13-3070826
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2511 Garden Road Building A, Suite 200 Monterey, California (Address of principal executive offices)	93940
(Zip Code)

(831) 642-9300
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 28, 2006, Century Aluminum Company (the “Company”) issued a press release announcing that the United Steelworkers (“USW”) had informed Century Aluminum of West Virginia, Inc. (“CAWV”), a wholly-owned subsidiary of the Company, that the Company’s contract proposal covering 580 hourly workers at CAWV’s Ravenswood, West Virginia reduction facility had not been ratified by the membership of USW Local 5668-04. A copy of the Company's press release is attached as Exhibit 99.1 and is incorporated herein by reference.

On July 29, 2006, the Company issued a press release announcing that CAWV had received a 72-Hour Notice of Termination of Extension Agreement and Intent to Strike the Employer (the “Notice”). In response to the Notice, which expires no earlier than midnight August 1, 2006, CAWV has begun preparing for an orderly shutdown of potlines at the Ravenswood facility and is notifying customers and suppliers who will be impacted should a strike occur. A copy of the Company's press release is attached as Exhibit 99.2 and is incorporated herein by reference.

On July 31, 2006, the Company issued a press release that provided an update on labor developments at the Ravenswood facility. A copy of the Company’s press release is attached as Exhibit 99.3 and is incorporated herein by reference.

The information in this Form 8-K and the exhibits attached hereto may contain "forward-looking statements" within the meaning of U.S. federal securities laws. The Company has based its forward-looking statements on current expectations and projections about the future, however, these statements are subject to risks, uncertainties and assumptions, any of which could cause the Company's actual results to differ materially from those expressed in its forward-looking statements. More information about the Company’s risks, uncertainties and assumptions (including risks relating to union disputes) can be found in the risk factors and forward-looking statements cautionary language contained in the Company's Annual Report on Form 10-K and in other filings made with the Securities and Exchange Commission. The Company does not undertake, and specifically disclaims, any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date such forward-looking statements are made.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

The following exhibit is being furnished with this report pursuant to Item 8.01:

Exhibit Number	Description
99.1	Press Release, dated July 28, 2006
99.2	Press Release, dated July 29, 2006
99.3	Press Release, dated July 31, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTURY ALUMINUM COMPANY

Date: July 31, 2006	By:	/s/ Robert R. Nielsen
Name: Robert R. Nielsen Title: Executive Vice President, General Counsel and Secretary

Exhibit Index
Exhibit Number	Description
99.1	Press Release, dated July 28, 2006
99.2	Press Release, dated July 29, 2006
99.3	Press Release, dated July 31, 2006